Fair Value Measurements and Derivative Instruments	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements and Derivative Instruments	Fair Value Measurements and Derivative Instruments
Fair Value Measurements
The estimated fair value of our financial instruments that are not measured at fair value, categorized based upon the fair value hierarchy, are as follows (in thousands):

	Fair Value Measurements at December 31, 2019					Fair Value Measurements at December 31, 2018
Description	Total Carrying Amount	Total Fair Value	Level 1(1)	Level 2(2)	Level 3(3)	Total Carrying Amount	Total Fair Value	Level 1(1)	Level 2(2)	Level 3(3)
Assets:
Cash and cash equivalents(4)	$243,738	$243,738	$243,738	—	—	$287,852	$287,852	$287,852	—	—
Total Assets	$243,738	$243,738	$243,738	$—	$—	$287,852	$287,852	$287,852	$—	$—
Liabilities:
Long-term debt (including current portion of long-term debt)(5)	$9,370,438	$10,059,055	—	$10,059,055	—	$9,871,267	$10,244,214	—	$10,244,214	—
Total Liabilities	$9,370,438	$10,059,055	$—	$10,059,055	$—	$9,871,267	$10,244,214	$—	$10,244,214	$—
___________________________________________________________________
(1)Inputs based on quoted prices (unadjusted) in active markets for identical assets or liabilities that we have the ability to access. Valuation of these items does not entail a significant amount of judgment.
(2)Inputs other than quoted prices included within Level 1 that are observable for the liability, either directly or indirectly. For unsecured revolving credit facilities and unsecured term loans, fair value is determined utilizing the income valuation approach. This valuation model takes into account the contract terms of our debt such as the debt maturity and the interest rate on the debt. The valuation model also takes into account the creditworthiness of the Company.
(3)Inputs that are unobservable. The Company did not use any Level 3 inputs as of December 31, 2019 and 2018.
(4)Consists of cash and marketable securities with original maturities of less than 90 days.
(5)Consists of unsecured revolving credit facilities, senior notes, senior debentures and term loans. These amounts do not include our capital lease obligations or commercial paper.
Fair Value Measurements on a Nonrecurring Basis
During 2018, we announced that Skysea Holding would cease cruising operations by the end of 2018. As a result, we did not deem our investment balance to be recoverable and estimated the fair value of our investment to be zero. For further information on our Skysea Holding investment and impairment, refer to Note 8. Other Assets.
Other Financial Instruments
The carrying amounts of accounts receivable, accounts payable, accrued interest, accrued expenses and commercial paper approximate fair value as of December 31, 2019 and 2018.
Assets and liabilities that are recorded at fair value have been categorized based upon the fair value hierarchy. The following table presents information about the Company's financial instruments recorded at fair value on a recurring basis (in thousands):

	Fair Value Measurements at December 31, 2019				Fair Value Measurements at December 31, 2018
Description	Total Fair Value	Level 1(1)	Level 2(2)	Level 3(3)	Total Fair Value	Level 1(1)	Level 2(2)	Level 3(3)
Assets:
Derivative financial instruments(4)	$39,994	$—	$39,994	$—	$65,297	$—	$65,297	$—
Total Assets	$39,994	$—	$39,994	$—	$65,297	$—	$65,297	$—
Liabilities:
Derivative financial instruments(5)	$257,728	$—	$257,728	$—	$201,812	$—	$201,812	$—
Contingent consideration(6)	62,400	—	—	62,400	44,000	—	—	44,000
Total Liabilities	$320,128	$—	$257,728	$62,400	$245,812	$—	$201,812	$44,000
___________________________________________________________________
(1)Inputs based on quoted prices (unadjusted) in active markets for identical assets or liabilities that we have the ability to access. Valuation of these items does not entail a significant amount of judgment.
(2)Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. For foreign currency forward contracts, interest rate swaps and fuel swaps, fair value is derived using valuation models that utilize the income valuation approach. These valuation models take into account the contract terms, such as maturity as well as other inputs, such as foreign exchange rates and curves, fuel types, fuel curves and interest rate yield curves. Derivative instrument fair values take into account the creditworthiness of the counterparty and the Company.
(3)Inputs that are unobservable.
(4)Consists of foreign currency forward contracts, interest rate swaps and fuel swaps. Refer to the "Fair Value of Derivative Instruments" table for breakdown by instrument type.
(5)Consists of foreign currency forward contracts, interest rate swaps and fuel swaps. Refer to the "Fair Value of Derivative Instruments" table for breakdown by instrument type.
(6)The contingent consideration related to the Silversea Cruises acquisition is estimated by applying a Monte-Carlo simulation method using our closing stock price along with significant inputs not observable in the market, including the probability of achieving the milestones and estimated future operating results. The Monte-Carlo simulation is a generally accepted statistical technique used to generate a defined number of valuation paths in order to develop a reasonable estimate of fair value. Refer to Note 3. Business Combination for further information on the Silversea Cruises acquisition. For the twelve months ended December 31, 2019, we recorded a contingent consideration expense of $18.4 million within Other (expense) income in our consolidated statements of comprehensive income (loss).
The reported fair values are based on a variety of factors and assumptions. Accordingly, the fair values may not represent actual values of the financial instruments that could have been realized as of December 31, 2019 or
2018, or that will be realized in the future, and do not include expenses that could be incurred in an actual sale or settlement.
We have master International Swaps and Derivatives Association (“ISDA”) agreements in place with our derivative instrument counterparties. These ISDA agreements generally provide for final close out netting with our counterparties for all positions in the case of default or termination of the ISDA agreement. We have determined that our ISDA agreements provide us with rights of setoff on the fair value of derivative instruments in a gain position and those in a loss position with the same counterparty. We have elected not to offset such derivative instrument fair values in our consolidated balance sheets.
See Credit Related Contingent Features for further discussion on contingent collateral requirements for our derivative instruments.
The following table presents information about the Company’s offsetting of financial assets under master netting agreements with derivative counterparties (in thousands):

	Gross Amounts not Offset in the Consolidated Balance Sheet that are Subject to Master Netting Agreements
	As of December 31, 2019				As of December 31, 2018
	Gross Amount of Derivative Assets Presented in the Consolidated Balance Sheet	Gross Amount of Eligible Offsetting Recognized Derivative Liabilities	Cash Collateral Received	Net Amount of Derivative Assets	Gross Amount of Derivative Assets Presented in the Consolidated Balance Sheet	Gross Amount of Eligible Offsetting Recognized Derivative Assets	Cash Collateral Received	Net Amount of Derivative Assets

Derivatives subject to master netting agreements	$39,994	$(39,994)	$—	$—	$65,297	$(60,303)	$—	$4,994
Total	$39,994	$(39,994)	$—	$—	$65,297	$(60,303)	$—	$4,994
The following table presents information about the Company’s offsetting of financial liabilities under master netting agreements with derivative counterparties (in thousands):

	Gross Amounts not Offset in the Consolidated Balance Sheet that are Subject to Master Netting Agreements
	As of December 31, 2019				As of December 31, 2018
	Gross Amount of Derivative Liabilities Presented in the Consolidated Balance Sheet	Gross Amount of Eligible Offsetting Recognized Derivative Assets	Cash Collateral Pledged	Net Amount of Derivative Liabilities	Gross Amount of Derivative Liabilities Presented in the Consolidated Balance Sheet	Gross Amount of Eligible Offsetting Recognized Derivative Liabilities	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Derivatives subject to master netting agreements	$(257,728)	$39,994	$—	$(217,734)	$(201,812)	$60,303	$—	$(141,509)
Total	$(257,728)	$39,994	$—	$(217,734)	$(201,812)	$60,303	$—	$(141,509)

Derivative Instruments
We are exposed to market risk attributable to changes in interest rates, foreign currency exchange rates and fuel prices. We try to mitigate these risks through a combination of our normal operating and financing activities and through the use of derivative financial instruments pursuant to our hedging practices and policies. The financial impact of these hedging instruments is primarily offset by corresponding changes in the underlying exposures being hedged. We achieve this by closely matching the notional amount, term and conditions of the derivative instrument with the underlying risk being hedged. Although certain of our derivative financial instruments do not qualify or are not accounted for under hedge accounting, our objective is not to hold or issue derivative financial instruments for trading or other speculative purposes.
We enter into various forward, swap and option contracts to manage our interest rate exposure and to limit our exposure to fluctuations in foreign currency exchange rates and fuel prices. These instruments are recorded on the balance sheet at their fair value and the vast majority are designated as hedges. We also use non-derivative financial instruments designated as hedges of our net investment in our foreign operations and investments.
At inception of the hedge relationship, a derivative instrument that hedges the exposure to changes in the fair value of a firm commitment or a recognized asset or liability is designated as a fair value hedge. A derivative instrument that hedges a forecasted transaction or the variability of cash flows related to a recognized asset or liability is designated as a cash flow hedge.
Changes in the fair value of derivatives that are designated as fair value hedges are offset against changes in the fair value of the underlying hedged assets, liabilities or firm commitments. Gains and losses on derivatives that are designated as cash flow hedges are recorded as a component of Accumulated other comprehensive loss until the underlying hedged transactions are recognized in earnings. The foreign currency transaction gain or loss of our non-derivative financial instruments and the changes in the fair value of derivatives designated as hedges of our net investment in foreign operations and investments are recognized as a component of Accumulated other comprehensive loss along with the associated foreign currency translation adjustment of the foreign operation or investment, with the amortization of excluded components affecting earnings.
On an ongoing basis, we assess whether derivatives used in hedging transactions are "highly effective" in offsetting changes in the fair value or cash flow of hedged items. For our net investment hedges, we use the dollar offset method to measure effectiveness. For all other hedging programs, we use the long-haul method to assess hedge effectiveness using regression analysis for each hedge relationship. The methodology for assessing hedge effectiveness is applied on a consistent basis for each one of our hedging programs (i.e., interest rate, foreign currency ship construction, foreign currency net investment and fuel). For our regression analyses, we use an observation period of up to three years, utilizing market data relevant to the hedge horizon of each hedge relationship. High effectiveness is achieved when a statistically valid relationship reflects a high degree of offset and correlation between the changes in the fair values of the derivative instrument and the hedged item. If it is determined that a derivative is not highly effective as a hedge or hedge accounting is discontinued, any change in fair value of the derivative since the last date at which it was determined to be effective is recognized in earnings.
Cash flows from derivative instruments that are designated as fair value or cash flow hedges are classified in the same category as the cash flows from the underlying hedged items. In the event that hedge accounting is discontinued, cash flows subsequent to the date of discontinuance are classified within investing activities. Cash flows from derivative instruments not designated as hedging instruments are classified as investing activities.
We consider the classification of the underlying hedged item’s cash flows in determining the classification for the designated derivative instrument’s cash flows. We classify derivative instrument cash flows from hedges of benchmark interest rate or hedges of fuel expense as operating activities due to the nature of the hedged item. Likewise, we classify derivative instrument cash flows from hedges of foreign currency risk on our newbuild ship payments as investing activities.
Interest Rate Risk
Our exposure to market risk for changes in interest rates primarily relates to our debt obligations including future interest payments. At December 31, 2019 and 2018, approximately 62.1% and 59.1%, respectively, of our debt was effectively fixed. We use interest rate swap agreements to modify our exposure to interest rate movements and to manage our interest expense.
Market risk associated with our fixed rate debt is the potential increase in fair value resulting from a decrease in interest rates. We use interest rate swap agreements that effectively convert a portion of our fixed-rate debt to a floating-rate basis to manage this risk. At December 31, 2019 and 2018, we maintained interest rate swap agreements on the following fixed-rate debt instruments:

Debt Instrument	Swap Notional as of December 31, 2019 (In thousands)	Maturity	Debt Fixed Rate	Swap Floating Rate: LIBOR plus	All-in Swap Floating Rate as of December 31, 2019
Oasis of the Seas term loan	$70,000	October 2021	5.41%	3.87%	5.80%
Unsecured senior notes	650,000	November 2022	5.25%	3.63%	5.54%
	$720,000
These interest rate swap agreements are accounted for as fair value hedges.
Market risk associated with our long-term floating rate debt is the potential increase in interest expense from an increase in interest rates. We use interest rate swap agreements that effectively convert a portion of our floating-rate debt to a fixed-rate basis to manage this risk. At December 31, 2019 and 2018, we maintained interest rate swap agreements on the following floating-rate debt instruments:

Debt Instrument	Swap Notional as of December 31, 2019 (In thousands)	Maturity	Debt Floating Rate		All-in Swap Fixed Rate
Celebrity Reflection term loan	$272,708	October 2024	LIBOR plus	0.40%	2.85%
Quantum of the Seas term loan	428,750	October 2026	LIBOR plus	1.30%	3.74%
Anthem of the Seas term loan	453,125	April 2027	LIBOR plus	1.30%	3.86%
Ovation of the Seas term loan	587,917	April 2028	LIBOR plus	1.00%	3.16%
Harmony of the Seas term loan (1)	551,325	May 2028	EURIBOR plus	1.15%	2.26%
Odyssey of the Seas term loan(2)	460,000	October 2032	LIBOR plus	0.95%	3.20%
	$2,753,825
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(1) Interest rate swap agreements hedging the Euro-denominated term loan for Harmony of the Seas include EURIBOR zero-floors matching the hedged debt EURIBOR zero-floor. Amount presented is based on the exchange rate as of December 31, 2019.
(2) Interest rate swap agreements hedging the term loan for Odyssey of the Seas include LIBOR zero-floors matching the hedged debt LIBOR zero-floor. The anticipated unsecured term loan for the financing of Odyssey of the Seas is expected to be drawn in October 2020.
These interest rate swap agreements are accounted for as cash flow hedges.
The notional amount of interest rate swap agreements related to outstanding debt and our current unfunded financing arrangements as of December 31, 2019 and 2018 was $3.5 billion and $3.4 billion, respectively.
Foreign Currency Exchange Rate Risk
Derivative Instruments
Our primary exposure to foreign currency exchange rate risk relates to our ship construction contracts denominated in Euros, our foreign currency denominated debt and our international business operations. We enter into foreign currency forward contracts to manage portions of the exposure to movements in foreign currency exchange rates. As of December 31, 2019, the aggregate cost of our ships on order, was $14.8 billion, of which we had deposited $881.5 million as of such date. These amounts do not include any ships placed on order that are contingent upon completion of conditions precedent and/or financing, any ships on order by our Partner Brands and any ships on order placed by Silversea Cruises during the reporting lag period. Refer to Note 19. Commitments and Contingencies, for further information on our ships on order. At December 31, 2019 and 2018, approximately 65.9% and 53.5%, respectively, of the aggregate cost of the ships under construction was exposed to fluctuations in the Euro exchange rate. Our foreign currency forward contract agreements are accounted for as cash flow or net investment hedges depending on the designation of the related hedge.
On a regular basis, we enter into foreign currency forward contracts and, from time to time, we utilize cross-currency swap agreements and collar options to minimize the volatility resulting from the remeasurement of net monetary assets and liabilities denominated in a currency other than our functional currency or the functional currencies of our foreign subsidiaries. During the year ended December 31, 2019, we maintained an average of approximately $689.7 million of these foreign currency forward contracts. These instruments are not designated as hedging instruments. For the years ended December 31, 2019, 2018 and 2017, changes in the fair value of the foreign currency forward contracts resulted in gains (losses) of $1.4 million, $(62.4) million and $62.0 million, respectively, which offset gains (losses) arising from the remeasurement of monetary assets and liabilities denominated in foreign currencies in those same years of $0.4 million, $57.6 million and $(75.6) million, respectively. These amounts were recognized in earnings within Other income (expense) in our consolidated statements of comprehensive income (loss).
We consider our investments in our foreign operations to be denominated in relatively stable currencies and of a long-term nature. As of December 31, 2019, we maintained foreign currency forward contracts and designated them as hedges of a portion of our net investments primarily in TUI Cruises of €173.0 million, or approximately $194.2 million based on the exchange rate at December 31, 2019. These forward currency contracts mature in October 2021.
The notional amount of outstanding foreign exchange contracts, excluding the forward contracts entered into to minimize remeasurement volatility, as of December 31, 2019 and 2018 was $2.9 billion and $3.7 billion, respectively.
Non-Derivative Instruments
We also address the exposure of our investments in foreign operations by denominating a portion of our debt in our subsidiaries' and investments' functional currencies and designating it as a hedge of these subsidiaries and investments. We had designated debt as a hedge of our net investments primarily in TUI Cruises of €319.0 million, or approximately $358.1 million, as of December 31, 2019. As of December 31, 2018, we had designated debt as a hedge of our net investments primarily in TUI Cruises of €280.0 million, or approximately $320.2 million.
Fuel Price Risk
Our exposure to market risk for changes in fuel prices relates primarily to the consumption of fuel on our ships. We use fuel swap agreements to mitigate the financial impact of fluctuations in fuel prices.
Our fuel swap agreements are generally accounted for as cash flow hedges. At December 31, 2019, we have hedged the variability in future cash flows for certain forecasted fuel transactions occurring through 2023. As of December 31, 2019 and 2018, we had the following outstanding fuel swap agreements as hedges of our fuel exposure:

	Fuel Swap Agreements
	As of December 31, 2019	As of December 31, 2018
	(metric tons)
2019	—	856,800
2020	830,500	830,500
2021	488,900	488,900
2022	322,900	322,900
2023	82,400	—

	Fuel Swap Agreements
	As of December 31, 2019	As of December 31, 2018
	(% hedged)
Projected fuel purchases for year:
2019	—	58%
2020	54%	54%
2021	30%	28%
2022	19%	19%
2023	5%	—
At December 31, 2019 there was no material estimated unrealized net loss associated with our cash flow hedges pertaining to fuel swap agreements to be reclassified to earnings from Accumulated other comprehensive loss within the next twelve months when compared to $26.8 million at December 31, 2018. Reclassification is expected to occur as the result of fuel consumption associated with our hedged forecasted fuel purchases.
The fair value and line item caption of derivative instruments recorded within our consolidated balance sheets were as follows (in thousands):

	Fair Value of Derivative Instruments
	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	As of December 31, 2019	As of December 31, 2018	Balance Sheet Location	As of December 31, 2019	As of December 31, 2018
		Fair Value	Fair Value		Fair Value	Fair Value
Derivatives designated as hedging instruments under ASC 815-20(1)
Interest rate swaps	Other assets	$11	$23,518	Other long-term liabilities	$64,168	$40,467
Foreign currency forward contracts	Derivative financial instruments	—	4,044	Derivative financial instruments	75,260	39,665
Foreign currency forward contracts	Other assets	9,380	10,844	Other long-term liabilities	64,711	16,854
Fuel swaps	Derivative financial instruments	16,922	10,966	Derivative financial instruments	16,901	37,627
Fuel swaps	Other assets	8,677	9,204	Other long-term liabilities	33,965	65,182
Total derivatives designated as hedging instruments under ASC 815-20		34,990	58,576		255,005	199,795
Derivatives not designated as hedging instruments under ASC 815-20
Foreign currency forward contracts	Derivative financial Instruments	3,186	1,751	Derivative financial instruments	2,419	808
Foreign currency forward contracts	Other assets	—	1,579	Other long-term liabilities	—	833
Fuel swaps	Derivative financial instruments	1,643	2,804	Derivative financial instruments	295	376
Fuel swaps	Other assets	175	587	Other long-term liabilities	9	—
Total derivatives not designated as hedging instruments under ASC 815-20		5,004	6,721		2,723	2,017
Total derivatives		$39,994	$65,297		$257,728	$201,812
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(1)Accounting Standard Codification 815-20 "Derivatives and Hedging."
The location and amount of gain or (loss) recognized in income on fair value and cash flow hedging relationships were as follows (in thousands):

	Year Ended December 31, 2019				Year Ended December 31, 2018
	Fuel Expense	Depreciation and Amortization Expenses	Interest Income (Expense)	Other Income (Expense)	Fuel Expense	Depreciation and Amortization Expenses	Interest Income (Expense)	Other Income (Expense)
Total amounts of income and expense line items presented in the statement of financial performance in which the effects of fair value or cash flow hedges are recorded	$697,962	$1,245,942	$(381,568)	$(24,513)	$710,617	$1,033,697	$(300,872)	$11,107
The effects of fair value and cash flow hedging:
Gain or (loss) on fair value hedging relationships in Subtopic 815-20
Interest contracts
Hedged items	n/a	n/a	$(23,464)	—	n/a	n/a	4,673	$—
Derivatives designated as hedging instruments	n/a	n/a	$16,607	—	n/a	n/a	$(8,854)	$—
Gain or (loss) on cash flow hedging relationships in Subtopic 815-20
Interest contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	n/a	n/a	$(4,289)	n/a	n/a	n/a	$(10,931)	n/a
Commodity contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	$29,929	n/a	n/a	$(1,292)	$1,366	n/a	n/a	$(1,580)
Foreign exchange contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	n/a	$(14,063)	n/a	$(5,080)	n/a	$(12,843)	n/a	$12,855

	Year Ended December 31, 2017
	Fuel Expense	Depreciation and Amortization Expenses	Interest Income (Expense)	Other Income (Expense)
Total amounts of income and expense line items presented in the statement of financial performance in which the effects of fair value or cash flow hedges are recorded	$681,118	$951,194	$(269,881)	$(5,289)
The effects of fair value and cash flow hedging:
Gain or (loss) on fair value hedging relationships in Subtopic 815-20
Interest contracts
Hedged items	n/a	n/a	$—	$6,065
Derivatives designated as hedging instruments	n/a	n/a	$3,007	$(3,139)
Gain or (loss) on cash flow hedging relationships in Subtopic 815-20
Interest contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	n/a	n/a	$(31,603)	n/a
Commodity contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	$(141,689)	n/a	n/a	$7,382
Foreign exchange contracts
Amount of gain or (loss) reclassified from accumulated other comprehensive loss into income	n/a	$(13,248)	n/a	$(9,472)
The carrying value and line item caption of non-derivative instruments designated as hedging instruments recorded within our consolidated balance sheets were as follows (in thousands):

		Carrying Value
Non-derivative instrument designated as hedging instrument under ASC 815-20	Balance Sheet Location	As of December 31, 2019	As of December 31, 2018
Foreign currency debt	Current portion of long-term debt	$73,572	$38,168
Foreign currency debt	Long-term debt	284,506	281,984
		$358,078	$320,152
The effect of derivative instruments qualifying and designated as hedging instruments and the related hedged items in fair value hedges on the consolidated statements of comprehensive income (loss) was as follows (in thousands):

	Location of Gain (Loss) Recognized in Income on Derivative and Hedged Item	Amount of Gain (Loss) Recognized in Income on Derivative			Amount of Gain (Loss) Recognized in Income on Hedged Item
Derivatives and related Hedged Items under ASC 815-20 Fair Value Hedging Relationships		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Interest rate swaps	Interest expense (income), net of interest capitalized	$16,607	$(8,854)	$3,007	$(23,464)	$4,673	$—
Interest rate swaps	Other income (expense)	—	—	(3,139)	—	—	6,065
		$16,607	$(8,854)	$(132)	$(23,464)	$4,673	$6,065
The fair value and line item caption of derivative instruments recorded within our consolidated balance sheets for the cumulative basis adjustment for fair value hedges were as follows (in thousands):

Line Item in the Statement of Financial Position Where the Hedged Item is Included	Carrying Amount of the Hedged Liabilities		Cumulative amount of Fair Value Hedging Adjustment Included in the Carrying Amount of the Hedged Liabilities
	As of December 31, 2019	As of December 31, 2018	As of December 31, 2019	As of December 31, 2018
Current portion of long-term debt and Long-term debt	$715,234	$725,486	$(1,301)	$(24,766)
	$715,234	$725,486	$(1,301)	$(24,766)
The effect of derivative instruments qualifying and designated as cash flow hedging instruments on the consolidated financial statements was as follows (in thousands):

	Amount of Gain (Loss) Recognized in Accumulated Other Comprehensive Income (Loss) on Derivative			Location of Gain (Loss) Reclassified from Accumulated Other Comprehensive Loss into Income	Amount of Gain (Loss) Reclassified from Accumulated Other Comprehensive Income into Income
Derivatives under ASC 815-20 Cash Flow Hedging Relationships	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Interest rate swaps	$(72,732)	$18,578	$(13,312)	Interest expense	$(4,289)	$(10,931)	$(31,603)
Foreign currency forward contracts	(148,881)	(222,645)	276,573	Depreciation and amortization expenses	(14,063)	(12,843)	(10,840)
Foreign currency forward contracts	—	—	—	Other income (expense)	(5,080)	12,855	(9,472)
Foreign currency forward contracts	—	—	—	Other indirect operating expenses	—	—	—
Foreign currency collar options	—	—	—	Depreciation and amortization expenses	—	—	(2,408)
Fuel swaps	—	—	—	Other income (expense)	(1,292)	(1,580)	7,382
Fuel swaps	75,505	(93,927)	118,604	Fuel	29,929	1,366	(141,689)
	$(146,108)	$(297,994)	$381,865		$5,205	$(11,133)	$(188,630)
The table below represents amounts excluded from the assessment of effectiveness for our net investment hedging instruments for which the difference between changes in fair value and periodic amortization is recorded in accumulated other comprehensive income (loss) (in thousands):

Gain (Loss) Recognized in Income (Net Investment Excluded Components)	Year Ended December 31, 2019
Net inception fair value at January 1, 2019	$(8,359)
Amount of gain recognized in income on derivatives for the year ended December 31, 2019	4,024
Amount of loss remaining to be amortized in accumulated other comprehensive loss as of December 31, 2019	(3,673)
Fair value at December 31, 2019	$(8,008)
The effect of non-derivative instruments qualifying and designated as net investment hedging instruments on the consolidated financial statements was as follows (in thousands):

	Amount of Gain (Loss) Recognized in Other Comprehensive Income (Loss)
Non-derivative instruments under ASC 815-20 Net Investment Hedging Relationships	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Foreign Currency Debt	$6,111	$13,210	$(38,971)
	$6,111	$13,210	$(38,971)
The effect of derivatives not designated as hedging instruments on the consolidated financial statements was as follows (in thousands):

		Amount of Gain (Loss) Recognized in Income on Derivative
Derivatives Not Designated as Hedging Instruments under ASC 815-20	Location of Gain (Loss) Recognized in Income on Derivative	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Foreign currency forward contracts	Other income (expense)	$1,356	$(62,423)	$61,952
Fuel swaps	Fuel	(37)	1,161	—
Fuel swaps	Other income (expense)	112	114	(1,133)
		$1,431	$(61,148)	$60,819
Credit Related Contingent Features
Our current interest rate derivative instruments may require us to post collateral if our Standard & Poor's and Moody's credit ratings are below specified levels. Generally, if on the fifth anniversary of executing a derivative instrument or on any succeeding fifth-year anniversary our credit ratings for our senior unsecured debt were to be rated below BBB- by Standard & Poor's and Baa3 by Moody's, then the counterparty may periodically demand that we post collateral in an amount equal to the difference between (i) the net market value of all derivative transactions with such counterparty that have reached their fifth year anniversary, to the extent negative, and (ii) the applicable minimum call amount.
The amount of collateral required to be posted following such event will change as, and to the extent, our net liability position increases or decreases by more than the applicable minimum call amount. If our credit rating for our senior unsecured debt is subsequently equal to, or above BBB- by Standard & Poor's or Baa3 by Moody's, then any collateral posted at such time will be released to us and we will no longer be required to post collateral unless we meet the collateral trigger requirement, generally, at the next fifth-year anniversary. At December 31, 2019, five of our interest rate derivative instruments had reached their fifth anniversary; however, our senior unsecured debt credit rating was Baa2 by Moody's and BBB- by Standard & Poor's and, accordingly, we were not required to post any collateral as of such date.